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                                                                Exhibit 10.7

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                    OPTIMUM HEALTH SERVICES OF FLORIDA, INC.

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                           HOSPITAL SERVICES AGREEMENT




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This Hospital Services Agreement, "Agreement", is made and entered into this
______ day of ________________, 199__ by and between Optimum Health Services of Florida, Inc. (hereinafter referred to as "COMPANY") and ________________________________, "HOSPITAL".



                                   DEFINITIONS


Defined terms shall have the meanings assigned to them in Attachment A of this Agreement.



                                    RECITALS


0.1 WHEREAS, COMPANY plans to seek and enter into service agreements with health maintenance organizations and other healthcare insurers and managed healthcare organizations, "PLANs", licensed to operate in the State of Florida for the provision of PLAN medical services, "Covered Services", to "Enrollees" on a prepaid basis.

0.2 WHEREAS, COMPANY hereby engages HOSPITAL to provide "Covered Services" to assigned Enrollees of HOSPITAL in a manner which is in accordance with the generally accepted standards of care of the community within which the practice is located and, in accordance with the same standards and with the same time availability as offered his other patients.

0.3 NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other valuable consideration, the parties hereto agree as follows:



                                     PART 1

                              HOSPITAL CREDENTIALS


1.1 HOSPITAL attests to the fact that it is duly licensed to operate a general acute care hospital in the State of Florida and is currently accredited by either the Joint Commission on the Accreditation of Healthcare Organizations (JCAHO) or the American Osteopathic HOSPITAL Association (AOHA). HOSPITAL shall maintain in good standing such license and accreditation, and shall notify COMPANY immediately of any and all changes in said license and/or accreditation.

1.2 HOSPITAL assures that all persons employed, retained, or used by HOSPITAL are licensed or are otherwise authorized by the State of Florida to practice under their healthcare profession, and that said licenses and/or authorizations have not been limited, restricted, or revoked.

1.3 HOSPITAL agrees that no Covered Services may be rendered to any Enrollees assigned to HOSPITAL until COMPANY has verified the credentials of each Physician and Healthcare Professional acting on behalf of HOSPITAL. Such individuals must be fully licensed and in good standing to practice their profession in the State of Florida.

1.4 HOSPITAL certifies that all information submitted to COMPANY for credentialing by COMPANY is true and correct.



                                     PART 2

                        HOSPITAL SERVICES AND OBLIGATIONS


2.1 HOSPITAL agrees to provide Covered Services to Enrollees, except in the case of an Emergency, with prior authorization by COMPANY.

2.2 All Physicians treating Enrollees on behalf of HOSPITAL shall have appropriate appointment and clinical privileges according to HOSPITAL medical staff bylaws.

2.3 All Healthcare Professionals treating Enrollees on behalf of HOSPITAL shall have appropriate appointment and clinical privileges according to HOSPITAL's medical staff bylaws.

2.4 Subject to Medical Necessity and availability of facilities, HOSPITAL shall not differentiate or discriminate in its provision of Covered Services because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, or age; and HOSPITAL shall render Covered Services to Enrollees in the same manner, in accordance with the same standards, and within the


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        same time availability as offered to non-Enrollee patients.

2.5     Identification/Notification Process:

        2.5.1 Elective: HOSPITAL shall make a reasonable effort to confirm that the individual presenting PLAN identification is the individual whose name appears on the identification card or form. HOSPITAL agrees to verify the eligibility of Enrollee's COMPANY coverage pursuant to the UM Program or via telephone and/or other means prior to commencement of treatment. HOSPITAL must secure pre-certification for all elective admissions as failure to do so will result in non-payment by COMPANY for services rendered.

        2.5.2 Emergency Services: HOSPITAL shall exercise every reasonable effort to identify the individual presenting PLAN identification card for Emergency Services and confirm that, in fact, the individual is the same as named on the identification card. HOSPITAL agrees to notify COMPANY of all Emergency treatment and admissions of enrollees within a twenty-four (24) hour period. Failure to notify COMPANY within this time frame will result in COMPANY not being responsible for payment.

2.6 HOSPITAL shall facilitate meetings between COMPANY and hospital based subcontracted services and hospital based physicians operated by an entity other than HOSPITAL, and with Physicians practicing at HOSPITAL in order that COMPANY may have an opportunity to establish acceptable contractual relations with those parties.

2.7 HOSPITAL shall notify COMPANY immediately of any adverse action taken by HOSPITAL involving any Participating Provider which affects such Participating Provider's staff status or privileges on HOSPITAL's medical staff, except as prohibited by applicable laws and regulations concerning confidentiality.

2.8 HOSPITAL shall assure that a fully credentialed member of HOSPITAL's medical staff is within HOSPITAL twenty four (24) hours per day and is available and competent to perform such lifesaving measures as patients may require, from time to time.

2.9 HOSPITAL shall participate in the Quality Management and Utilization Management Programs, and shall participate in a program of continuing education consistent with such requirements as COMPANY may adopt. HOSPITAL will be obligated to cooperate fully within such programs and procedures, including, but not limited to, pre-admission certification of all elective HOSPITAL admissions, pre-Authorization certification of Referrals, and Referrals of certain identified ancillary services.



                                     PART 3

                               COMPANY OBLIGATIONS


3.1 COMPANY shall seek and enter into contracts with PLAN(s) and monitor the healthcare performance of Participating Providers and their Enrollees, if applicable, under such contracts.

3.2 COMPANY shall institute a Quality Management and Utilization Management Program as defined in Attachment A, along with committees comprised of Primary Care and Referral Providers to oversee the implementation and administration of these Programs. COMPANY will provide HOSPITAL with a Provider manual defining policies and procedures for the administration of these Programs.

3.3 COMPANY will develop a dispute resolution process, including a formal grievance procedure, for handling complaints and/or concerns of HOSPITAL. Such procedure will be defined in the Provider manual provided to HOSPITAL.



                                     PART 4

                                  COMPENSATION


4.1 HOSPITAL will bill COMPANY for Covered Services rendered to Enrollees in accordance with Attachment B of this Agreement. HOSPITAL agrees to submit claims to COMPANY on HCFA form UB92 or HCFA1500 for Covered Services provided to Enrollees. Claims submitted after sixty (60) days shall not be reimbursed to HOSPITAL. In the instance where coordination of benefits is in effect, HOSPITAL shall notify COMPANY in writing and COMPANY shall extend claims submittal period to one hundred twenty (120) days. All billings by HOSPITAL shall be considered final unless adjustment is made by HOSPITAL or if COMPANY questions said charges within sixty (60) days of receipt of billing.

4.2 HOSPITAL may submit claims for payment to COMPANY every thirty (30) days for Enrollees who are continuously hospitalized.

4.3 HOSPITAL will look solely to COMPANY for reimbursement of Covered Services rendered to Enrollees, except for applicable


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        Copayment, co-insurance, or deductibles. HOSPITAL further agrees to look solely to Enrollees for compensation for all required Copayment, coinsurance, deductibles, supplemental charges, or non-Covered Services, if any, only after receipt of denial for payment of such services from COMPANY. COMPANY shall reimburse HOSPITAL in accordance with Attachment C.

        The rates set forth in the Attachment C represent compensation for all Covered Services provided by HOSPITAL employees. In addition, the rates set forth in Attachment C include compensation for non-invasive Physician services rendered in connection with hospital based services, including but not limited, by the following specialists:

        4.3.1   Radiologists;

        4.3.2   Pathologists;

        4.3.3   Cardiologists (diagnostic services only); and

        4.3.4 Emergency services physicians, whether or not the physician is employed by HOSPITAL and whether rendered on an inpatient basis or on an outpatient basis in connection with HOSPITAL's emergency room, clinic, hemodialysis or ambulatory surgical services.

        Referred ambulatory services rendered by such specialists shall not be included in the rates stated in Attachment C unless expressly stated that the professional services of such specialists are included. Non-Invasive Physician services that are included in the rates set forth in Attachment C are the CPT-4 codes stated in Attachment C, which shall be agreed to by the parties on or before execution of this Agreement. Attachment C will be revised annually, consistent with updates by the American Medical Association to its Current Procedural Terminology, to remove obsolete codes and to add codes which replace codes on Attachment C.

4.4 Required pre-admission diagnostic and laboratory services provided by HOSPITAL within seventy-two (72) hours of an inpatient admission shall be included in the per diem rate for that inpatient stay, and shall not be compensated separately.

4.5 Emergency room and/or other outpatient services, including observation, provided by HOSPITAL to Enrollees on the day of admission shall be included in the inpatient per diem for that day.

4.6 It is understood by the parties to this Agreement that all payments for Covered Services rendered under this Agreement shall automatically be assigned to HOSPITAL without obtaining the Enrollee's signature.

4.7 HOSPITAL and COMPANY agree to maintain in strict confidentiality the contents of Attachment C to any third party, except pursuant to a valid court order or subpoena, or when disclosure of the contents of any Attachment(s) is required by a government agency.

4.8 HOSPITAL agrees to cooperate with and assist COMPANY in the coordination of benefits. Where COMPANY is not the primary payor of rendered Covered Services by HOSPITAL, HOSPITAL shall collect from primary payor and COMPANY shall be obligated to pay the difference between the amount due from the primary payor and the appropriate amount as specified in Attachment C.

4.9 If an Enrollee is entitled to receive benefits provided by any Workers' Compensation law, HOSPITAL will the follow coordination of benefit provisions as outlined by the applicable law. If Enrollee is concurrently treated for a condition not covered by Workers' Compensation, HOSPITAL shall independently obtain prior authorization for such Covered Services and shall bill COMPANY independently for such Covered Services and payment shall be according to Attachment C.

4.10 HOSPITAL shall refrain from assessing any surcharges to Enrollees for Covered Services. Should COMPANY become aware of any such surcharge, HOSPITAL shall refund such amount immediately. Should HOSPITAL fail to reimburse Enrollee within fifteen (15) calendar days of notice to do so by COMPANY, COMPANY shall deduct such amount from monies owed HOSPITAL and shall also have the right to terminate this Agreement effective upon receipt by HOSPITAL of notice of such termination.

4.11 HOSPITAL hereby agrees that in no event, including but not limited to, non-payment by COMPANY, COMPANY insolvency, or breach of this Agreement, shall HOSPITAL bill, charge, collect a deposit from, seek compensation remuneration, or reimbursement from, or have any recourse against Enrollees or persons other than COMPANY acting on their behalf, for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of copayments on the COMPANY's behalf made in accordance with the terms of the applicable agreement between the Enrollee and PLAN. HOSPITAL further agrees that:

        4.11.1 This provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for benefit of the Enrollee, and

        4.11.2 This provision supersedes any oral or written contrary agreement now existing or hereafter entered into between HOSPITAL and Enrollee or persons on their behalf.

        Payment for non-Covered Services may be collected from Enrollee only after receiving a denial of payment from COMPANY.

4.12 COMPANY has or intends to enter into a medical services agreement with PLAN, "the TPA Agreement". PLAN is a health


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        maintenance organization, healthcare insurer, or managed healthcare organization licensed by the State of Florida pursuant to Chapter 641,
        Part I and Part III of the Florida Statutes. Under the PLAN Agreement, COMPANY has contracted to arrange for the provision of medical services, supplies, and administration to Enrollees. COMPANY entered this Agreement with HOSPITAL to provide medical services to Enrollees as set forth in the TPA Agreement. COMPANY and HOSPITAL acknowledge that as the entity accredited by the Florida Department of Insurance, PLAN has the financial responsibility to ensure that Enrollees receive the healthcare services for which they have contracted and nothing in this Agreement relieves PLAN of the ultimate financial responsibility for the delivery of healthcare services to Enrollees.




                                     PART 5

                  UTILIZATION MANAGEMENT AND DISCHARGE PLANNING


5.1 COMPANY shall be responsible for utilization review activities pertaining to Enrollees including the UM Program. COMPANY shall coordinate its' activities with HOSPITAL's utilization management department or other entity designated by HOSPITAL.

5.2 HOSPITAL shall cooperate with COMPANY's UM Program/case management efforts within twenty-four (24) hours, or next business day, of request. Such cooperation shall include, but not be limited to, allowing COMPANY access to Enrollees within HOSPITAL, making available all Enrollee medical records to COMPANY, cooperation from HOSPITAL's discharge planning staff, and use of HOSPITAL facilities, including but not limited to, telephones, photocopying, etc.



                                     PART 6

                                     RECORDS


6.1 When requested by COMPANY, HOSPITAL will provide within forty-eight (48) hours, copies of Enrollee discharge summaries any and all components of Enrollee's medical record, and other pertinent medical information. Such copies shall be at no charge to COMPANY and shall be made without the release of the specific patient who received care within HOSPITAL.

6.2 HOSPITAL agrees to maintain complete and accurate fiscal records, as well as medical and social records, applying solely to Enrollees for whom HOSPITAL has claimed and received payment. HOSPITAL shall maintain such records as are necessary for evaluation of the quality, appropriateness and timeliness of services performed under this Agreement. Said records will be made available for fiscal audit, medical audit, medical review, utilization review, any state or federal agency audits, and any other periodic monitoring upon no longer than seventy-two (72) hours prior notice of such request by authorized representatives of COMPANY. Termination of this Agreement, for any reason, shall not preclude HOSPITAL from such obligation of record availability.

        HOSPITAL further agrees to reimburse COMPANY within thirty (30) days after COMPANY's request for such payment any and all amounts determined to be payable to COMPANY by HOSPITAL as a result of such audit and any State and/or Federal disallowances lawfully imposed on COMPANY or PLAN. Said records shall be retained for a period of at least seven (7) years after the start date of the applicable retention period (in case of a minor, records shall be retained for at least seven (7) years after age of majority), or until resolution of any ongoing audit occurs, whichever is later.

6.3 Medical records of Enrollees shall be treated as confidential and shall be maintained in compliance with all State and/or Federal laws and regulations regarding the ownership and confidentiality of patient records.

6.4 It is understood that the medical records of HOSPITAL shall be and remain the property of HOSPITAL and shall not be removed, released or transferred from HOSPITAL, except in accordance with applicable laws and HOSPITAL policies, rules and regulations thereto, and the terms of this Agreement.



                                     PART 7

                             INSURANCE AND INDEMNITY


7.1 COMPANY, at its sole expense, shall procure and maintain for the term of this Agreement, appropriate insurance to protect COMPANY against any claim(s) for damage arising out of personal injury or death occasioned directly or indirectly in connection with the provision of services under this Agreement. Such insurance shall provide protection of at least one million dollars ($1,000,000) per occurrence and at least three million dollars ($3,000,000) in the aggregate.


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7.2     COMPANY agrees that at all times during the term of this Agreement
        COMPANY shall indemnify, defend, and hold HOSPITAL and its employees harmless from and against all claims, damages, causes of action, cost, or expense, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or wrongful conduct arising as a result of any action or inaction caused by COMPANY or any of their personnel in the performance or omission of any act or responsibility assumed or deemed to have been assumed by COMPANY pursuant to this Agreement.

7.3 HOSPITAL, at its' sole expense, shall procure and maintain for the term of this Agreement such policies or program of self-insurance as may be necessary to protect HOSPITAL against any claim(s) for damages arising out of personal injury or death occasioned directly or indirectly in connection with the provision of services under this Agreement. Such insurance shall provide protection of at least one million dollars ($1,000,000) per occurrence and at least three million dollars ($3,000,000) in the aggregate. Appropriate certificates of such insurance shall be provided to COMPANY upon request. HOSPITAL shall notify COMPANY of any lapse, modification, or cancellation of this insurance immediately.

7.4 HOSPITAL agrees that at all times during the term of this Agreement, HOSPITAL shall hold COMPANY and its employees, officers, directors, agents, and ACHA harmless from and against all claims, damages, causes of action, cost, or expense, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or wrongful conduct arising as a result of any action or inaction caused by HOSPITAL or any of their personnel in the performance or omission of any act or responsibility assumed or deemed to have been assumed by HOSPITAL pursuant to this Agreement.



                                     PART 8

                                    MARKETING


8.1 COMPANY may list HOSPITAL's name, address, telephone number, and a factual description of hospital services in its directory or roster of providers which is intended for use by Enrollees. Any other use of HOSPITAL's name, logo or trademark may be used only with prior written consent of HOSPITAL. HOSPITAL may list COMPANY's name, address and telephone number as a payor on a list of payors or in reference to HOSPITAL's network participation in informational literature and materials only. Any other use of COMPANY's name, logo or trademark may be used only with prior written consent of COMPANY.



                                     PART 9

        TERM AND TERMINATION, RENEGOTIATION OF RATES, CONTINUITY OF CARE


9.1 The initial term of this Agreement shall begin on the effective date as defined above and continue thereafter for a period of three (3) years, at which time it shall be eligible for renewal for one (1) year periods thereafter, unless notice of intent not to renew is given in writing not less than one hundred twenty (120) days prior to the termination date.

9.2 This Agreement may not be terminated without cause. All other claims, disputes, controversies, or breaches shall not be grounds for cause for termination of this Agreement, but rather shall be resolved through the dispute resolution process as set forth pursuant to Section 3.3. Cause shall include, but not be limited to, the following:

        9.2.1 Failure to maintain necessary licenses or certifications to operate in conformity with this Agreement after exhaustion of all appeals rights;

        9.2.2 Initiation of bankruptcy proceedings or any other insolvency, conservation or liquidation proceeding under state or federal law;

        9.2.3 Acts or omissions constituting unprofessional or unethical conduct;

        9.2.4   Cause pursuant to Section 4.11 and its' subsections;

        9.2.5 Failure of either party to carry the required levels of liability insurance pursuant to Part 7 of this Agreement; or

        9.2.6 Defaulting in the performance of any duty or obligation under the Agreement and failure to cure such default or breach within sixty (60) days of notice from the other party, including but not limited to failure of COMPANY to pay clean, nondisputed claims within the time frames described within this Agreement after giving COMPANY sixty (60) days notice to cure.

9.3 HOSPITAL agrees that upon termination of this Agreement, HOSPITAL will continue to provide Covered Services to Enrollees who retain eligibility under their Group Benefits Agreement or by operation of law, and who are receiving Covered Services from HOSPITAL at the time of termination, until such Covered Services are completed. COMPANY shall continue to remit payment at


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        the agreed upon rate(s) of payment on behalf of members receiving active treatment at the time of termination until these services are completed, or until COMPANY makes reasonable and medically appropriate arrangements to have another healthcare provider furnish those services.

9.4 The delivery of notice of intent to terminate this Agreement shall not excuse the parties from their obligations under this Agreement. COMPANY and HOSPITAL agree to cooperate with one another in the orderly and prompt transfer of Enrollee's medical records before and after the termination of this Agreement.

9.5 In the event that COMPANY should become insolvent or files for protection under State of Florida bankruptcy laws, either voluntarily or involuntarily, HOSPITAL agrees to continue to provide Covered Services in accordance with the terms and provisions of this Agreement to Enrollees who are then currently hospitalized on the date of such insolvency or bankruptcy until such Enrollee is discharged or transferred, or this Agreement expires by its own terms.



                                     PART 10

                                     NOTICES


Any notice required under this Agreement shall be given in writing and sent to the other party by hand delivery or by certified or registered mail, return receipt requested, at the following address:


COMPANY

Name:                   Optimum Health Services of Florida, Inc.
                        ----------------------------------------

Attention:              Director of Provider Services
                        -----------------------------

Address:                17757 US 19 North
                        -----------------

                        Suite 350
                        ---------

City/State/Zip Code:    Clearwater, Florida 33764
                        -------------------------


HOSPITAL

Name:
                        ----------------------------------

Attention:
                        ----------------------------------

Address:
                        ----------------------------------


                        ----------------------------------

City/State/Zip Code:
                        ----------------------------------


Notice of change of addressee or address shall be effective only after fifteen
(15) days from receipt by the person giving such notice.



                                     PART 11

                               GENERAL PROVISIONS


11.1 Except as expressly stated herein, each party shall retain in strict confidence all information and data, including patient information, relating to the other parties' business, development plans, programs, documentation, trade secrets, systems, and know how, and shall not, unless otherwise required by law, disclose such information to any third party without the other parties' prior written consent. Any data or information pertaining to the diagnosis, treatment or health of an Enrollee shall be held confidential to the maximum extent permitted by law. Both parties agree to maintain the confidentiality of information contained in the Enrollee's medical records except for the dissemination of such records as required and permitted by law.

11.2 None of the provisions of this Agreement are intended to create nor shall be deemed or construed to create any relationship


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        between the parties hereto other than that of independent contractors.
        Neither of the parties hereto, nor any of their respective officers, directors, or employees shall act as nor be construed to be the agent, employee, or representative of the other.

11.3 This Agreement shall be interpreted, construed, and governed according to the laws of the State of Florida.

11.4 Changes to this Agreement shall be made by mutual consent, in writing, and signed by authorized representatives of both parties.

11.5 During the period of this Agreement and for twelve (12) months after the effective date of termination of this Agreement, HOSPITAL as an independent entity or in an association with its staff physicians, shall not engage in the practice of solicitation of COMPANY Enrollees or any employer or PLAN(s) of said Enrollees, without COMPANY's prior written consent. For purposes of the Agreement, solicitation shall mean any action by HOSPITAL or by HOSPITAL in association with its staff physicians which COMPANY may reasonably interpret to be designed to persuade an Enrollee to discontinue his/her relationship with COMPANY, to disenroll from a PLAN(s) contracting with COMPANY, or to encourage an Enrollee to receive health care from HOSPITAL or by HOSPITAL in an association with its staff physicians on a fee for services basis.

11.6 HOSPITAL shall not, without the written consent of COMPANY, transfer or assign this Agreement or any rights or obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties to it, and their respective heirs, legal representatives, successors, and assigns. COMPANY may assign this Agreement without approval of HOSPITAL.

11.7 If any provision of this Agreement is in conflict with state or federal law or regulations, the provision shall be deemed null and void with the remainder of this Agreement remaining in full force and effect.

11.8 The provisions of this Agreement are independent of and separate from one another. If any provision shall be affected or rendered invalid or unenforceable, the remainder of the contract remains in full force and effect.

11.9 The Part headings used in this Agreement are for reference and convenience only and shall not in any way limit or amplify the terms and provisions hereof nor affect the interpretation of this Agreement.

11.10   In the event the parties are unable to resolve disputes, pursuant to
        Section 3.3, the parties agree to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association, which arbitration shall be handled whenever practical in the City of Tampa, Hillsborough County, Florida. The parties expressly covenant and agree to be bound by the decisions of the arbitrator(s) and accept any decision by a majority of the arbitrators as a final determination of the matter in dispute. The arbitrator(s) may in any such proceedings award all court costs and attorney's fees to the prevailing party.

11.11 Both parties shall be relieved of obligations to perform because of acts of God, nature, fire, riots, interruption in supply, or other reasons beyond the control of HOSPITAL and/or COMPANY to perform by any reason of any of these forces.

11.12 A waiver of a breach of any provision of this Hospital Services Agreement shall not be deemed a waiver of any other breach of the same or different provisions.




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If the foregoing correctly sets forth the understanding between COMPANY and
HOSPITAL, please indicate in the space provided for that purpose below, whereupon this shall constitute a binding Agreement.




OPTIMUM HEALTH SERVICES OF FLORIDA, INC.


BY:                     Christian E. Miller
                        -------------------

DATE:
                        -----------------------------

TITLE:                  Vice President of Operations
                        ----------------------------

SIGNATURE:
                        -----------------------------

ADDRESS:                17757 US 19 North, Suite 350
                        ----------------------------

                        Clearwater, Florida 33764
                        -------------------------




HOSPITAL


HOSPITAL:
                        -----------------------------

BY:
                        -----------------------------

DATE:
                        -----------------------------

TITLE:
                        -----------------------------

SIGNATURE:
                        -----------------------------

ADDRESS:
                        -----------------------------


                        -----------------------------



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                                  ATTACHMENT A

                                   DEFINITIONS


1.1 "ATTACHMENTS" means Attachments A through C, which are incorporated herein.

1.2 "AUTHORIZATION" means a QM/UM Program determination made by or on behalf of COMPANY for a specific non-Emergent COMPANY Covered Service to be provided or arranged for an Enrollee, to be directed by Participating Provider, or Emergent COMPANY Covered Service provided, including without limitation, the extent and duration of such Medically Necessary Covered Service for an Enrollee.

1.3 "COPAYMENT" means any and all charges collectable directly by HOSPITAL from Enrollee as payment in addition to payments for Covered Services by COMPANY as defined by the Enrollee's Group Benefits Agreement.

1.4 "COVERED SERVICES" shall mean those healthcare benefits that an Enrollee is entitled to receive from a Participating Provider pursuant to the applicable Enrollee Group Benefits Agreement.

1.5 "DAY(S) OF SERVICE" shall refer to the time measure utilized for determining length of stay for inpatient Hospital Covered Services. This measure, as it pertains to this Agreement, shall be calculated as follows:

        1.5.1 Admitting time (AT) shall be the time and date that an Enrollee is admitted as an inpatient to HOSPITAL.

        1.5.2 Discharge time (DT) shall be the time and date that an Enrollee is discharged from inpatient status at HOSPITAL.

        1.5.3 Day(s) of Service shall be equivalent to [DT-AT] divided by twenty-four (24).

        This measure shall be rounded down to the nearest whole number when greater than one (1).

1.6 "EMERGENCY" means the sudden and unexpected onset of a symptom, illness, or injury, which in the judgment of a Physician requires immediate diagnosis and/or treatment to alleviate or attempt to prevent loss of life, irreparable physical damage, or serious impairment of bodily function.

1.7 "EMERGENCY SERVICES" means medical screening examination and evaluation by a Physician, or, to the extent permitted by applicable laws, by other appropriate personnel under the supervision of a Physician, to determine whether an Emergency medical condition exists, and if it does, the inpatient or outpatient Covered Services, provided by an appropriate source which is necessary to relieve or eliminate the Emergency medical condition, within or outside the Service Area, which may not be delayed until Participating Physicians can be used without possible serious effects on the health of the Enrollee. Such services must be or appear to be needed immediately to prevent the death of the Enrollee or serious impairment of the Enrollee's health, and are considered Emergency Services as long as the transfer of the Enrollee to an appropriate Participating Physician is precluded because of the risk to the Enrollee's health, or the distance and nature of illness involved would make such transfer unreasonable.

1.8 "ENROLLEE" means an individual enrolled with PLAN, including, but not limited to eligible newborn children and dependents, entitled to receive Covered Services.

1.9 "GROUP BENEFITS AGREEMENT" means the document distributed by PLAN to its Enrollees describing all Covered Services in the PLAN.

1.10 "HEALTHCARE PROFESSIONAL" means any nurse, physician extender (e.g., nurse practitioner, physician assistant) and other allied health professional, including but not limited to health educator, laboratory technologist, audiologist, speech pathologist, psychologist, podiatrist, dentist, physical therapist, occupational therapist, clinical social worker, marriage, family and child counselor, optometrist or dispensing optician, who is licensed by the State of Florida if required and who provides certain Covered Services to COMPANY Enrollees through an Agreement with COMPANY.

1.11 "HOSPITAL COVERED SERVICES" mean those Covered Services defined in Attachment B of this Hospital Services Agreement.

1.12 "INSTITUTION" means any facility licensed by the State of Florida as an acute care hospital, ambulatory surgery center, skilled nursing facility, hospice, or other urgent care center.

1.13 "MEDICAL DIRECTOR" means a Physician appointed by COMPANY to oversee all COMPANY medical affairs including QM and UM.

1.14 "MEDICALLY NECESSARY" shall be defined by COMPANY in the exercise of the Utilization Management Program. This shall include due consideration of whether Covered Services are:

        1.14.1 Appropriate for the symptoms, diagnosis or treatment of a condition, illness or injury; and

        1.14.2 Provided for the diagnosis or the direct care and treatment of a condition, illness, or injury; and


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        1.14.3  In accordance with the standards of good medical practice within the surrounding community; and

        1.14.4  Not solely for the convenience of the Enrollee or Provider.

        The Medical Director or his designee, subject to the applicable dispute resolution and member grievance procedures of the Utilization Management Program, shall make the final decision of whether a treatment is Medically Necessary.

1.15 "NON-COVERED SERVICE" means those services which COMPANY enrollees are not entitled to receive pursuant to the applicable Enrollee benefit package and/or those services considered not Medically Necessary.

1.16 "NON-INVASIVE" shall mean any procedure or other service which is not an incision or puncture of the skin or tissue requiring the use of surgical instruments other than preparing a portal for the introduction of a catheter.

1.17 "PARTICIPATING PROVIDER" means a Provider that has entered into an Agreement with COMPANY to provide Covered Services to Enrollees.

1.18 "PHYSICIAN" means any doctor of medicine, osteopathy, chiropractor, or dental surgery licensed by the State of Florida.

1.19 "PLAN" means the entity described in Recitals, Section 0.1 of this Agreement.

1.20 "PRIMARY CARE PROVIDER" means a Participating Physician who has been selected by and/or assigned Enrollees to provide Primary Care Covered Services and coordinating all referral Covered Services.

1.21 "PROVIDER" means the Physicians, Institution, Healthcare Professionals, pharmacies, ambulance companies, ancillary entities, and other licensed healthcare entities who provide Covered Services.

1.22 "REFERRAL PROVIDER" shall mean a Participating Provider who performs Covered Services that are not Primary Care Covered Services, within their designated specialty(s) as defined in their Provider Agreement with COMPANY.

1.23 "QUALITY MANAGEMENT PROGRAM" (QM) means a program approved by COMPANY, directed by Participating Providers and designed to assure the provision of quality Covered Services to Enrollees.

1.24 "UTILIZATION MANAGEMENT PROGRAM" (UM) means a program approved by COMPANY and designed to review the appropriate utilization of Covered Services provided to Enrollees.




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                                  ATTACHMENT B

                            HOSPITAL COVERED SERVICES


HOSPITAL shall provide or arrange for the provision of the following Hospital Covered Services, subject to the terms of the applicable PLAN Group Benefits
Agreement:

1.1 Inpatient Hospital Services: All inpatient hospital services, excluding those services set forth in Section 1.4 of this Attachment, provided for the medical or surgical prevention, diagnosis, and treatment of illness and injury. This includes:

        1.1.1 General medical/surgical/pediatric accommodations in semi-private rooms, two patients or less, or private rooms if medically necessary.

        1.1.2   Intensive/Coronary care unit services if medically necessary.

        1.1.3 Newborn nursery services including all levels of neonatal intensive care unit services if medically necessary.

        1.1.4   Obstetric and delivery room services.

        1.1.5   All operating room services.

1.2 Ancillary Services and Supplies: The following inpatient services, supplies, and facilities, when provided to hospitalized Enrollees, excluding those services set forth in Section 1.4 of this Attachment. This includes:

        1.2.1 Routine and intensive nursing services including special duty nursing when medically necessary as determined by the attending Physician.

        1.2.2 Respiratory therapy services including, but not limited to, oxygen and pulmonary function testing.

        1.2.3 Physical therapy, occupational therapy, and speech therapy for short term rehabilitation.

        1.2.4   Social service and discharge planning services.

        1.2.5   Dietary counseling and education.

        1.2.6   Surgical and anesthesia supplies.

        1.2.7   All medications and pharmaceuticals.

        1.2.8   Surgically implanted devices.

        1.2.9   Administration of blood and blood derivatives.

        1.2.10 Clinical laboratory studies and services, excluding professional services.

        1.2.11  Cytology and pathology services.

        1.2.12 Radiology services including, but not limited to, x-rays, fluoroscopy, and tomography.

        1.2.13  Computerized tomography (CT).

        1.2.14  Magnetic resonance imaging (MRI/NMR).

        1.2.15  Ultrasound.

        1.2.16  Nuclear medicine scans.

        1.2.17  Echocardiograms.

        1.2.18  Nuclear cardiology studies.

        1.2.19  Cardiac stress testing.

        1.2.20  Angiography.

        1.2.21  EKG/ECG including holter monitor.


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        1.2.22  Electroencephalography (EEG).

        1.2.23  Electromyography (EMG).

        1.2.24  Hemodialysis.

        1.2.25 Radiation therapy and radioactive implants, excluding professional services.

        1.2.26  Cast, splints, and dressings.

        1.2.27 All other hospital services considered to be customarily a hospital inpatient service in accordance with the applicable PLAN Group Benefits Agreement.

1.3     Outpatient Services:

        1.3.1 The facility cost, equipment, and supplies for outpatient ambulatory surgery, excluding those services set forth in
                Section 1.4 of this Attachment. HOSPITAL may provide outpatient surgical services in its' own facilities or through arrangements with another facility pursuant to agreements approved by COMPANY.

        1.3.2 The facility costs for emergency room services, excluding those services set forth in Section 1.4 of this Attachment.

1.4     Exclusions: The following services are not Hospital Covered Services:

        1.4.1   Physician services.

        1.4.2   Mental health and chemical dependency services.

        1.4.3 All services provided to Enrollees who require a transplant, with the exception of corneal transplants, until treatment is completed in the opinion of the Medical Director.

        1.4.4 All services provided to Enrollees who have been diagnosed at the time of diagnosis.

        1.4.5 All services provided to any Enrollee who receives burn treatment where such treatment requires admission to a regional burn center, until such treatment is completed in the opinion of the Medical Director.



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                                  ATTACHMENT C

                                  COMPENSATION



COMPANY shall reimburse HOSPITAL those fees as set forth below as payment for those Hospital Covered Services made available or provided by HOSPITAL to an
Enrollee:


====================================================================================================================================
                                                  BILLING
                                                  REVENUE                         UP TO                        % OF      % OF GROSS
                                                  CODES /    PER DIEM             # OF   UP TO   PER DIEM    CHARGES      CHARGES/
              COVERED SERVICE                   PROCEDURES     RATE    FLAT RATE  DAYS   $ MAX  THEREAFTER  THEREAFTER    % OF ASG
====================================================================================================================================
Inpatient - Medical                              111/121
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - Surgical                             111/121
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - Pediatric                            113/123
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - Telemetry                              732
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - ICU/CCU                              200/210
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - NICU                                   174
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - Cardiac Surgery:
------------------------------------------------------------------------------------------------------------------------------------
     DRG 104 - Cardiac Valve with CC             DRG 104
------------------------------------------------------------------------------------------------------------------------------------
     DRG 105 - Cardiac Valve without CC          DRG 105
------------------------------------------------------------------------------------------------------------------------------------
     DRG 106 - Coronary Bypass with CC           DRG 106
------------------------------------------------------------------------------------------------------------------------------------
     DRG 107 - Coronary Bypass without CC        DRG 107
------------------------------------------------------------------------------------------------------------------------------------
     DRG 110 - Major Procedures with CC          DRG 110
------------------------------------------------------------------------------------------------------------------------------------
     DRG 111 - Major Procedures without CC       DRG 111
------------------------------------------------------------------------------------------------------------------------------------
     DRG 113 - Amp. for Circ. Sys. Disorders     DRG 113
------------------------------------------------------------------------------------------------------------------------------------
     DRG 115 - Permanent PM with MI, HF, shock   DRG 115
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - Maternity Related:
------------------------------------------------------------------------------------------------------------------------------------
     Standard Vaginal Delivery                   112/122
------------------------------------------------------------------------------------------------------------------------------------
     Cesarean Section                            112/122
------------------------------------------------------------------------------------------------------------------------------------
Inpatient - Newborn Nursery                     170/171/172
------------------------------------------------------------------------------------------------------------------------------------
Emergency Room                                     450
------------------------------------------------------------------------------------------------------------------------------------
Ambulatory/Outpatient Surgery                    ASG (1-8)
------------------------------------------------------------------------------------------------------------------------------------
Lithotripsy                                        790
------------------------------------------------------------------------------------------------------------------------------------
Laparoscopy                                        490
------------------------------------------------------------------------------------------------------------------------------------
Triage                                             459
------------------------------------------------------------------------------------------------------------------------------------
                                                310/311/312
Pathology                                         314/319
------------------------------------------------------------------------------------------------------------------------------------
Outpatient Procedures and Other Services
====================================================================================================================================


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